UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      JULY 3, 2001
                                                      ------------




                           DELTA FINANCIAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-12109                 11-33336165
         --------                   -------                 -----------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)               ID Number)
      incorporation)

    1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK          11797-9003
    -------------------------------------------------          ----------
        (Address of principal executive offices)               (Zip Code)


        Registrant's Telephone Number, including area code: 516-364-8500



                                       N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

      On July 3, 2001, in connection with the Company's previously announced exchange offer, the Company has filed with the SEC an amendment to its registration statement on Form S-4 (SEC File No.33-60188), together with an amendment to its annual report on Form 10-K for the year ended December 31, 2000, and an amendment to its quarterly report on Form 10- Q for the quarter ended March 31, 2001.

      As described in the Company's registration statement relating to the proposed exchange offer, the Company intends to offer to the holders of its 9 1/2% Senior Secured Notes due 2004 and 9 1/2% Senior Notes due 2004
(collectively, the "Notes"), the opportunity to exchange their notes for the following:

   |X|   shares of  the Company's newly issued preferred stock;
   |X| voting LLC membership interests in Delta Funding Residual Exchange Company, LLC, a newly formed entity, into which the Company will transfer mortgage-related securities; and
   |X| shares of common stock of a newly formed corporation, Delta Funding Residual Management, Inc., which will manage the mortgage-related assets held by the LLC for the benefit of the noteholders.

      The Company will proceed with the exchange if it receives the tender of at least 95% in aggregate principal amount of the outstanding notes. The Company intends to launch the exchange offer within the next few weeks. If the Company is unable to consummate the exchange offer, it is unlikely that it will have sufficient funds to both make interest payments due on the notes in August 2001 and thereafter, and comply with certain covenants in its warehouse agreement, and otherwise operate its business.

      The registration statement relating to the exchange offer has not been declared effective by the SEC and remains subject to amendment.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

      None

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DELTA FINANCIAL CORPORATION

                                    By:   /S/ MARC E. MILLER
                                          --------------------------------
                                          Name: Marc E. Miller
                                          Title: Senior Vice President


Dated:      July 3, 2001